UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2022

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on May 22, 2020, VBI Vaccines Inc. (the “Company”) entered into that certain Loan and Guaranty Agreement (as subsequently amended on May 17, 2021, “Loan Agreement”), by and among the Company, Variation Biotechnologies Inc., a Canadian federal corporation (“Borrower Representative” and, together with the Company, the “Borrowers”), various guarantors party thereto, including SciVac Ltd. (individually, each a “Guarantor,” and collectively, the “Guarantors”), K2 HealthVentures (“K2HV”), a life sciences-focused investment firm, any other lender from time to time party thereto (with such lenders and K2HV collectively referred to as “Lenders,” each a “Lender”), K2HV, as administrative agent for Lenders (in such capacity, together with its successors, “Administrative Agent”), and Ankura Trust Company, LLC, as collateral trustee for Lenders (in such capacity, together with its successors, “Collateral Trustee”).

On September 14, 2022, the Company entered into an amendment (the “Second Amendment”) to the Loan Agreement, by and among the Company, Borrower Representative, the Guarantors, the Lenders and Administrative Agent. The parties to the Second Amendment have agreed to, among other things, (i) increase the amount of the term loans available under the Loan Agreement to $100,000,000 from $50,000,000, which term loans shall be available in up to four tranches subject to the achievement of milestones and other customary conditions, (ii) extend the availability periods during which the Company may draw each tranche of the term loans, subject to certain conditions, (iii) add certain minimum net revenue covenants to the Loan Agreement, (iv) extend the final maturity date for the term loans to September 14, 2026, which may be extended to September 14, 2027, under certain circumstances, and (v) to the extent that the maturity date is extended, the term loans will begin amortizing on a monthly basis on September 14, 2026.

Following the submission of a Loan Request by the Borrowers on September 14, 2022, the Lenders are expected to advance the first tranche of term loans in an aggregate amount of $50 million to the Borrowers on or about September 15, 2022, which includes the refinancing of the $30 million in term loans currently outstanding under the Loan Agreement. The second tranche of term loans of up to $15,000,000 will be available from April 1, 2023, through June 30, 2023, subject to the achievement of certain clinical milestones and compliance with a liquidity requirement which requires the Company to have sufficient cash on hand to funds its operations for at least nine months (the “Liquidity Requirement”). The third tranche of term loans of up to $10,000,000 will be available from April 1, 2024, through June 30, 2024, so long as each of the milestones for the second tranche of term loans were achieved, no events of default under the Loan Agreement have occurred and are continuing and the Liquidity Requirement is satisfied. The fourth tranche of term loans of up to $25,000,000 shall be available at any time from September 14, 2022, until September 14, 2026, subject to the Lender’s review of the Company’s clinical and financial plans and Lender’s investment committee approval.

A portion of the term loans equal to $7,000,000 shall be convertible into shares of the Company’s common stock at the Lender’s option. $2,000,000 of the term loans shall be convertible into 1,369,863 shares of common stock at a conversion price of $1.46 and $5,000,000 of the term loans shall be convertible into 4,792,026 shares of common stock at a conversion price of $1.0434.

The foregoing is not a complete description of the terms and conditions of the Second Amendment and is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Second Amendment, on September 14, 2022, the Company issued to K2HV a warrant (the “Warrant”) to purchase a number of shares of common stock equal to the quotient of (x) the aggregate original principal amount of the term loans actually funded by Lenders pursuant to the Loan Agreement, multiplied by 3.50% pursuant to the Loan Agreement and (y) the warrant exercise price of $0.8026. The Warrant may be exercised either for cash or on a cashless “net exercise” basis. The Warrant is immediately exercisable and expires on September 14, 2032. The issuance of the Warrant was not registered under the registration requirements of the Securities Act of 1933, as amended, pursuant to an exemption provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder as transactions by an issuer not involving a public offering. The Company granted to the holder of the Warrant customary registration rights with respect to the shares of common stock underlying the Warrant.

In addition, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.02.

The foregoing is not a complete description of the terms and conditions of warrant and is qualified in its entirety by reference to those documents, copies of which are filed as Exhibits 10.2 and 10.1, respectively, to this Current Report on Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders.

The information required by this Item 3.03 is contained in Item 1.01 and is incorporated by reference herein.

Item 8.01 Other Events.

On September 15, 2022, the Company issued a press release announcing its entry into the Second Amendment and the issuance of the Warrant. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Loan and Guaranty Agreement, dated as of September 14, 2022, by and among VBI Vaccines Inc., as borrower, Variation Biotechnologies Inc., as borrower representative, each of the guarantors signatory thereto, and K2 HealthVentures LLC, as lender and as administrative agent.
10.2	Warrant.
99.1	Press Release dated September 15, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: September 15, 2022	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer